UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 20, 1998



                      Venture Stores, Inc.
     (Exact name of Registrant as specified in its charter)


    Delaware               1-10590              43-0914490
(State or Other          (Commission         (I.R.S.Employer
Jurisdiction of          File Number)        Identification No.)
Incorporation)


     2001 East Terra Lane, O'Fallon, Missouri    63366-0110
     (Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code: (314) 281-5500


                         Not Applicable
   (Former Name or Former Address, if Changed Since Last Report)





Item 3.   Bankruptcy or Receivership

On January 20, 1998, Venture Stores, Inc. (the "Company") filed in the United States Bankruptcy Court for the District of Delaware a voluntary petition for reorganization under Chapter 11 of title 11 of the United States Code, case number 98-101 (the "Chapter 11 Filing"). The Company continues in possession of its properties and is operating and managing its business as debtor-in-possession subject to Court approval for certain actions of the Company.

A copy of the press release issued by the Company on January 20, 1998, reporting the Chapter 11 Filing is filed as Exhibit 99 hereto.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99   Press Release, dated January 20, 1998




                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                VENTURE STORES, INC.
                                   (Registrant)



                              By: /s/ Russell E. Solt
                                Name:  Russell E. Solt
                                Title: Executive Vice President -
                                         Administration and
                                         Chief Financial Officer


Date: January 28, 1998